As filed with the Securities and Exchange Commission on June 20, 2006
Registration No. 333-134791

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

XenoPort, Inc.
(Exact name of registrant as specified in its charter)

Delaware	2834	94-3330837
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

3410 Central Expressway
Santa Clara, CA 95051
(408) 616-7200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Ronald W. Barrett, Ph.D.
Chief Executive Officer
XenoPort, Inc.
3410 Central Expressway
Santa Clara, CA 95051
(408) 616-7200
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Suzanne Sawochka Hooper, Esq. Cooley Godward LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306 (650) 843-5000	Bruce K. Dallas, Esq. Davis Polk & Wardwell 1600 El Camino Real Menlo Park, CA 94025 (650) 752-2000

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

XenoPort, Inc. hereby amends Item 16(a) of Part II of the Registration Statement solely to add Exhibit 1.1 to the Registration Statement. This Amendment No. 2 to the Registration Statement does not modify any provision of the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

(a)	Exhibits

The exhibits set forth in the Exhibit Index are included herein or incorporated herein by reference.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California on the 20th day of June, 2006.

XENOPORT, INC.

By:	/s/ Ronald W. Barrett, Ph.D.
Ronald W. Barrett, Ph.D.
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signatures		Title	Date

/s/ Ronald W. Barrett, Ph.D. Ronald W. Barrett, Ph.D.		Chief Executive Officer and Director (Principal Executive Officer)	June 20, 2006

/s/ William G. Harris William G. Harris		Senior Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)	June 20, 2006

* Paul L. Berns		Director	June 20, 2006

* John G. Freund, M.D.		Director	June 20, 2006

* Jeryl L. Hilleman		Director	June 20, 2006

* Kenneth J. Nussbacher		Director	June 20, 2006

* Bryan E. Roberts, Ph.D.		Director	June 20, 2006

* Gary D. Tollefson, M.D., Ph.D.		Director	June 20, 2006

* Wendell Wierenga		Director	June 20, 2006

By:	/s/ William G. Harris William G. Harris Attorney-in-Fact

II-2

EXHIBIT INDEX

Exhibit
Number		Description of Document

1.1		Form of Underwriting Agreement
3.1		Amended and Restated Certificate of Incorporation (1)
3.2		Amended and Restated Bylaws (1)
3.3		Certificate of Designation of Series A Junior Participating Preferred Stock (2)
4.1		Specimen Common Stock Certificate (3)
4.2		Fifth Amended and Restated Investors Rights Agreement, dated December 16, 2004, by and among the Company and certain stockholders of the Company (4)
4.3		Form of Rights Certificate (5)
5.1		Opinion of Cooley Godward llp (10)
10.1		Form of Indemnification Agreement between the Company and its officers and directors (6)
10.2		Form of Employee Proprietary Information Agreement between the Company and its executive officers (4)
10.3		Lease Agreement, dated September 24, 2001, by and between the Company and Sobrato Interests (4)
10.4		Sublease Agreement, dated April 30, 2004, by and between the Company and ILYPSA, Inc. (4)
10.5		1999 Stock Plan (4)
10.6		Form of Stock Option Agreement under the 1999 Stock Plan (4)
10.7		2005 Equity Incentive Plan (6)
10.8		Form of Option Agreement under the 2005 Equity Incentive Plan (6)
10.9		2005 Non-Employee Directors’ Stock Option Plan (3)
10.10		Form of Stock Option Agreement under the 2005 Non-Employee Directors’ Stock Option Plan (3)
10.11		2005 Employee Stock Purchase Plan (6)
10.12		Form of 2005 Employee Stock Purchase Plan Offering Document (6)
10.13		Form of Change of Control Agreement between the Company and certain of its executive officers, dated April 1, 2002 (4)
10.14		Change of Control Agreement between the Company and Ronald W. Barrett, dated April 1, 2002 (4)
10.15		Change of Control Agreement between the Company and William J. Rieflin, dated June 18, 2004 (4)
10.16		Change of Control Agreement between the Company and Pierre V. Trân, dated July 15, 2004 (4)
10.17		Letter Agreement between the Company and William G. Harris, dated May 4, 2001 (4)
10.18		Employment Agreement between the Company and William J. Rieflin, dated June 18, 2004 (4)
10.19		Employment Agreement between the Company and Pierre V. Trân, dated July 15, 2004 (4)
10.20		Promissory note issued by Kenneth C. Cundy to the Company, dated December 20, 2001(4)
10.21		Promissory note issued by William G. Harris to the Company, dated January 11, 2002 (4)
10.22		Promissory note issued by Mark A. Gallop to the Company, dated April 12, 2002 (4)
10.23		Promissory note issued by William G. Harris to the Company, dated May 17, 2002 (4)
10.24		XenoPort, Inc. Executive Officer Bonus Plan (7)
10.25		Termsheet for Director Cash Compensation (3)
10.26		Executive Compensation (7)
10	.27†	Distribution and License Agreement, dated as of December 1, 2005, between the Company and Astellas Pharma Inc. (8)
10.28		Rights Agreement, dated as of December 15, 2005, by and between the Company and Mellon Investor Services LLC (9)
23.1		Consent of Cooley Godward llp (10)
23.2		Consent of Independent Registered Public Accounting Firm (10)
24.1		Power of Attorney (10)

†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(1)	Incorporated herein by reference to the same numbered exhibit of our quarterly report on Form 10-Q (File No. 000-51329) for the period ended June 30, 2005, as filed with the SEC on August 11, 2005.

(2)	Filed as Exhibit 3.1 to our current report of Form 8-K, filed with the SEC on December 16, 2005, and incorporated herein by reference.

(3)	Incorporated herein by reference to the same numbered exhibit of our registration statement on Form S-1, as amended (File No. 333-122156), as filed with the SEC on April 13, 2005.

(4)	Incorporated herein by reference to the same numbered exhibit of our registration statement on Form S-1 (File No. 333-122156), as filed with the SEC on January 19, 2005.

(5)	Filed as Exhibit 4.1 to our current report of Form 8-K, filed with the SEC on December 16, 2005, and incorporated herein by reference.

(6)	Incorporated herein by reference to the same numbered exhibit of our registration statement on Form S-1 (File No. 333-122156), as filed with the SEC on March 2, 2005.

(7)	Incorporated herein by reference to the same numbered exhibit to our current report of Form 8-K, filed with the SEC on February 1, 2006.

(8)	Incorporated herein by reference to the same numbered exhibit to our current report of Form 8-K, filed with the SEC on December 2, 2005.

(9)	Filed as Exhibit 4.2 to our current report of Form 8-K, filed with the SEC on December 16, 2005, and incorporated herein by reference.

(10)	Previously filed.